UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2021 (August 11, 2021)

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 E. Sheridan Ave, Suite 500 Oklahoma City, Oklahoma	73104
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on July 26, 2021, Sandridge Energy, Inc (the “Company”) entered into an amendment to the credit facility dated November 30, 2020 (the “First Amendment”). The First Amendment permits the Company to grant liens securing obligations under swap contracts with certain counterparties. Pursuant to the First Amendment, on August 11, 2021, the Company entered into a swap intercreditor agreement with J. Aron and Company LLC, as Energy Hedge Provider and Icahn Agency Services LLC, as Administrative Agent (the “Swap Intercreditor Agreement”). The description of the Swap Intercreditor Agreement is qualified in its entirety by reference to the full text of the Swap Intercreditor Agreement, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K concerning the Swap Intercreditor Agreement is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Swap Intercreditor Agreement among Sandridge Energy, Inc., as the borrower, Sandridge Holdings, Inc., Sandridge Exploration, Production LLC, Sandridge Midstream Inc., Sandridge Operating Company, Ingregra Energy LLC, and Lariat Services LLC as Guarantors, Icahn Agency Services LLC as Administrative Agent on behalf of the Secured Parties, and J. Aron & Company LLC as Energy Hedge Provider, dated August 11, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: August 13, 2021	By:	/s/ Salah Gamoudi

Salah Gamoudi

Senior Vice President, Chief Financial Officer and Chief Accounting Officer